UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

BNY Mellon Investment Funds VII, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Short Term Income Fund

ANNUAL REPORT July 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2021, through July 31, 2022, as provided by David Bowser, CFA, Scott Zaleski, CFA and Gautam Khanna, CFA, Portfolio Managers at Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended July 31, 2022, BNY Mellon Short Term Income Fund’s (the “fund”) Class A shares produced a total return of −5.16%, Class D shares produced a total return of −5.15%, Class I shares produced a total return of −5.01% and Class Y shares produced a total return of −5.11%.1 In comparison, the fund’s benchmark, the ICE BofA 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of −4.74% for the same period.2

Bonds came under pressure during the reporting period from the impacts of COVID-19 variants, rising inflation and an increasingly hawkish activity on the part of the U.S. Federal Reserve (the “Fed”) and other central banks. The fund underperformed the Index largely due to the underperformance of income-generating investment areas, including corporate investment-grade bonds, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and high yield bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 35% of its net assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

Rising Yields Undermine Fixed-Income Performance

The period began amid rising inflationary pressures due to economic reopening as the COVID-19 pandemic eased, with supply-chain bottlenecks limiting the availability of goods and exacerbating pricing issues. These trends led to increased volatility, which put pressure on central banks, most notably the Fed, to adopt a more hawkish, inflation-fighting posture. As inflationary pressures continued to mount, Fed rhetoric grew increasingly hawkish. In November, the Fed dropped the word “transitory” when describing inflation. At the same time, the Fed forecast a possible end to their asset purchase program as early as June 2022, thereby increasing the likelihood of one or more rate hikes later that year. In December, the

Fed again revised their estimate of an end to quantitative easing in March 2022, leading the market to widely anticipate multiple hikes in 2022.

Early 2022 saw accelerating inflation as Russia’s invasion of Ukraine increased upward pressures on fuel, food and other commodity prices, with impacts rippling throughout the U.S. and global economies. In response, the Fed took increasingly aggressive action, raising the federal fund target rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July. Equity and fixed-income markets sold off broadly in the face of these pressures. Rates generally moved higher across the yield curve, with the greatest move in the intermediate, 3-to-7-year part of the curve. At the same time, corporate spreads widened to their widest point since the start of the pandemic. However, in the closing weeks of the reporting period, signs of slowing economic growth increased prospects for rate cuts in 2023, driving a rebound in risk assets.

A Broad Market Selloff Undermines Relative Performance

Although the fund outperformed the Index for much of the reporting period, the broad, inflation-driven selloff in the second quarter of 2022 took a toll on income-generating investment segments, including overweight positions in investment-grade corporate bonds, ABS, CMBS and high yield. The fund took advantage of widening spreads to increase its average credit quality, while maintaining overweight exposure to income-generating products. Underweight duration exposure in the 3-to-5-year part of the yield curve contributed positively to relative performance. Relative returns also benefited from the fund’s exposure to high-quality ABS at the short end of the curve.

During the period, derivatives such as forwards and futures were used to hedge currency and duration risk within the portfolio. The fund’s duration hedges contributed positively to performance, while currency hedges had a neutral effect. The fund also used credit default swaps to hedge exposure to U.S. high yield debt with little overall effect on performance.

Seeking to Increase Yield While Controlling Risk

While further Fed rate hikes are likely in the coming months, we believe underlying economic fundamentals are likely to support fixed-income market values. Specifically, corporate balance sheets remain healthy and relatively unlevered, and consumer finances are in better condition than before the pandemic began. While bankruptcy and default rates remain at low level on an historical basis, we are keeping close watch for the emergence of any trends with negative implications for lower-credit-quality portions of the market.

As of July 31, 2022, the fund continues to maintain overweight exposure to income-generating portions of the market, including investment-grade corporate bonds, ABS, CMBS and high yield. We believe such holdings position the fund to produce greater yield than the Index while maintaining a shorter duration. From a sector perspective, we favor automobiles, where demand for new vehicles is currently outstripping production; energy, where a demand/supply imbalance supports relatively high oil and gas prices; chemicals, particularly among U.S.-based companies benefiting from lower input costs than their European counterparts; and utilities, which remains a stable investment area. Among securitized products, we are finding attractive investments in automobile ABS, and in the single-family rental and multi-family commercial real estate areas. The fund has largely refrained from investing in securities issued by large-cap companies with significant

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

international exposure due to slowing economic growth in Europe and China. In addition to focusing on macroeconomic drivers in selecting securities, the fund emphasizes individual company and security fundamentals, relying on bottom-up analysis to evaluate each potential investment.

August 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. The total return performance figures presented for Class A, I and Y shares of the fund represent the performance of the fund’s Class D shares for periods prior to May 6, 2022, the inception date for Class A, I and Y shares, and the performance of Class A, I and Y shares respectively, from that inception date. Performance reflects the applicable class’ distribution/servicing fees since the inception date. Had these fees and expenses been reflected for periods prior to inception date, performance would have been different.

2  Source: Lipper Inc. — The ICE BofA 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated, investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class A shares and Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 5/6/22 (the inception date for Class A shares and Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Income Fund on 7/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $1,000,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 5/6/22 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Short Term Income Fund on 7/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/2022
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (2.50%)	5/6/22	-7.57%†	.27%	†	.68%	†
without sales charge	5/6/22	-5.16%†	.79%	†	.93%	†
Class D shares	8/18/92	-5.15%	.79%		.93%
Class I shares	5/6/22	-5.01%†	.82%	†	.95%	†
Class Y shares	5/6/22	-5.11%†	.80%	†	.94%	†
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index		-4.74%	1.20%		1.26%

†  The total return performance figures presented for Class A shares, Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 5/6/22 (the inception date for Class A shares, Class I shares and Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Income Fund from February 1, 2022 to July 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2022†

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000††	$1.55	$3.07	$.95	$.95
Ending value (after expenses)	$1,001.30	$965.90	$1,002.90	$1,001.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2022†††

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000††††	$3.26	$3.16	$2.01	$2.01
Ending value (after expenses)	$1,021.57	$1,021.67	$1,022.81	$1,022.81
†	From May 6, 2022 (commencement of initial offering) to July 31, 2022 for Class A, Class I and Class Y shares.
††

Expenses are equal to the fund’s annualized expense ratio of .63% for Class D and multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .65% for Class A, .40% for Class I, .40% for Class Y and multiplied by the average account value over the period, multiplied by 87/365 (to reflect the actual days in the period).

†††

Please note that while Class A, Class I and Class Y shares commenced offering on May 6, 2022, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2022 to July 31, 2022.

††††

Expenses are equal to the fund’s annualized expense ratio of .65% for Class A, ..63% for Class D, .40% for Class I, .40% for Class Y and multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9%
Aerospace & Defense - .7%
Raytheon Technologies Corp., Sr. Unscd. Notes		3.20	3/15/2024	300,000		299,580
The Boeing Company, Sr. Unscd. Notes		1.17	2/4/2023	500,000		493,810
					793,390
Agriculture - .3%
Philip Morris International Inc., Sr. Unscd. Notes		1.13	5/1/2023	300,000		295,288
Asset-Backed Certificates - 7.7%
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1		1.69	7/15/2060	354,394	[b]	325,858
CF Hippolyta Issuer LLC, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	265,239	[b]	237,926
CLI Funding VI LLC, Ser. 2020-1A, Cl. A		2.08	9/18/2045	149,388	[b]	135,948
CLI Funding VI LLC, Ser. 2020-3A, Cl. A		2.07	10/18/2045	258,104	[b]	236,166
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	374,459	[b]	281,917
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	300,000	[b]	273,845
DataBank Issuer, Ser. 2021-2A, CI. A2		2.40	10/25/2051	350,000	[b]	317,817
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	222,188	[b]	196,361
Flexential Issuer, Ser. 2021-1A, Cl. A2		3.25	11/27/2051	305,000	[b]	283,112
FREED ABS Trust, Ser. 2021-3FP, CI. B		1.01	11/20/2028	500,000	[b]	487,978
HPEFS Equipment Trust, Ser. 2021-2A, CI. C		0.88	9/20/2028	500,000	[b]	473,396
MMAF Equipment Finance LLC, Ser. 2018-A, Cl. A4		3.39	1/10/2025	84,563	[b]	84,520
MVW LLC, Ser. 2020-1A, Cl. A		1.74	10/20/2037	105,551	[b]	99,191
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1		1.91	10/20/2061	1,125,000	[b]	994,968
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	350,000	[b]	317,280
Pagaya AI Debt Selection Trust, Ser. 2021-3, Cl. A		1.15	5/15/2029	303,563	[b]	295,252
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	378,167	[b]	366,848
Textainer Marine Containers VII Ltd., Ser. 2020-2A, CI. A		2.10	9/20/2045	478,301	[b]	437,798

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Asset-Backed Certificates - 7.7% (continued)
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	310,333	[b]	275,129
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. A		3.53	5/17/2037	650,355	[b]	644,965
Trinity Rail Leasing LLC, Ser. 2020-2A, Cl. A1		1.83	11/19/2050	228,098	[b]	213,559
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	312,527	[b]	282,798
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	294,762	[b]	264,860
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	303,902	[b]	292,139
Vantage Data Centers LLC, Ser. 2020-2A, CI. A2		1.99	9/15/2045	414,000	[b]	368,462
Verizon Master Trust, Ser. 2021-1, Cl. C		0.89	5/20/2027	500,000		469,255
Volvo Financial Equipment LLC, Ser. 2019-1A, Cl. A4		3.13	11/15/2023	164,973	[b]	164,936
					8,822,284
Asset-Backed Certificates/Auto Receivables - 15.1%
Ally Auto Receivables Trust, Ser. 2022-1, Cl. A3		3.31	11/15/2026	371,000		368,930
Americredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	95,417		94,553
AmeriCredit Automobile Receivables Trust, Ser. 2019-1, Cl. C		3.36	2/18/2025	642,243		641,526
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	350,000		341,080
AmeriCredit Automobile Receivables Trust, Ser. 2022-2, Cl. B		4.81	4/18/2028	214,000		217,818
Bank of The West Auto Trust, Ser. 2019-1, Cl. B		2.76	1/15/2025	300,000	[b]	296,022
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	400,000	[b]	299,096
Capital One Prime Auto Receivables Trust, Ser. 2022-1, CI. A2		0.32	2/18/2025	43,667		43,111
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	315,000		308,497
CarMax Auto Owner Trust, Ser. 2019-4, Cl. B		2.32	7/15/2025	475,000		466,322
CarMax Auto Owner Trust, Ser. 2021-3, Cl. C		1.25	5/17/2027	500,000		466,947
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. A3		0.44	6/9/2025	307,271		302,658
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. C		1.32	11/9/2026	425,000		390,257

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Asset-Backed Certificates/Auto Receivables - 15.1% (continued)
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	340,546		327,952
Carvana Auto Receivables Trust, Ser. 2021-P1, Cl. B		1.19	1/11/2027	230,000		208,975
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. B		1.98	2/10/2028	125,000		110,725
Chesapeake Funding II LLC, Ser. 2019-1A, Cl. A2, 1 Month LIBOR +0.40%		2.40	4/15/2031	26,901	[b,c]	26,897
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	525,000	[b]	508,063
Drive Auto Receivables Trust, Ser. 2020-1, Cl. C		2.36	3/16/2026	118,760		118,511
Drive Auto Receivables Trust, Ser. 2021-2, Cl. B		0.58	12/15/2025	390,000		382,251
DT Auto Owner Trust, Ser. 2020-1A, Cl. C		2.29	11/17/2025	380,431	[b]	378,027
DT Auto Owner Trust, Ser. 2020-2A, Cl. B		2.08	3/16/2026	120,394	[b]	120,239
DT Auto Owner Trust, Ser. 2021-2A, Cl. B		0.81	1/15/2027	675,000	[b]	656,123
Exeter Automobile Receivables Trust, Ser. 2021-2A, CI. B		0.57	9/15/2025	490,000		483,216
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	475,000		458,908
Exeter Automobile Receivables Trust, Ser. 2021-3A, Cl. B		0.69	1/15/2026	390,000		380,926
Exeter Automobile Receivables Trust, Ser. 2022-3A, Cl. B		4.86	12/15/2026	254,000		255,004
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. B	CAD	1.87	6/15/2026	450,000	[b]	333,147
Ford Credit Auto Owner Trust, Ser. 2018-2, Cl. A		3.47	1/15/2030	129,000	[b]	128,536
Ford Credit Auto Owner Trust, Ser. 2020-2, Cl. B		1.49	4/15/2033	375,000	[b]	343,653
GM Financial Automobile Leasing Trust, Ser. 2021-3, Cl. B		0.76	7/21/2025	500,000		474,784
GM Financial Consumer Automobile Receivables Trust, Ser. 2020-4, Cl. B		0.73	3/16/2026	300,000		283,411
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. B	CAD	1.69	11/20/2025	550,000	[b]	423,206
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. B	CAD	1.26	5/20/2026	850,000	[b]	642,749
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A		1.21	12/26/2025	650,000	[b]	609,153

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Asset-Backed Certificates/Auto Receivables - 15.1% (continued)
Honda Auto Receivables Owner Trust, Ser. 2019-4, CI. A3		1.83	1/18/2024	304,466		303,181
MBarc Credit Canada Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	325,000	[b]	244,693
Mercedes-Benz Auto Lease Trust, Ser. 2020-B, Cl. A4		0.50	6/15/2026	300,000		294,683
Nissan Auto Receivables Owner Trust, Ser. 2022-A, Cl. A2		1.32	11/15/2024	195,000		192,467
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4		3.63	9/10/2025	90,278	[b]	90,395
OSCAR US Funding Trust VII LLC, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	7,731	[b]	7,731
OSCAR US Funding Trust VIII LLC, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	178,334	[b]	178,502
OSCAR US Funding XIII LLC, Ser. 2021-2A, Cl. A4		1.27	9/11/2028	600,000	[b]	559,139
Santander Drive Auto Receivables Trust, Ser. 2020-2, Cl. C		1.46	9/15/2025	153,686		153,073
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	260,000		249,470
Santander Retail Auto Lease Trust, Ser. 2020-A, Cl. C		2.08	3/20/2024	750,000	[b]	741,852
Silver Arrow Canada LP, Ser. 2019-1A, Cl. A3	CAD	2.40	8/15/2026	242,510		189,031
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	550,000	[b]	549,025
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	100,000	[b]	98,016
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	275,000	[b]	259,565
Tesla Auto Lease Trust, Ser. 2021-A, Cl. A3		0.56	3/20/2025	300,000	[b]	290,222
Toyota Auto Receivables Owner Trust, Ser. 2020-D, Cl. A3		0.35	1/15/2025	58,013		57,025
Volkswagen Auto Lease Trust, Ser. 2022-A, Cl. A3		3.44	7/21/2025	100,000		99,969
Westlake Automobile Receivables Trust, Ser. 2021-1A, Cl. C		0.95	3/16/2026	510,000	[b]	490,501
Westlake Automobile Receivables Trust, Ser. 2021-2A, Cl. A2A		0.32	4/15/2025	334,511	[b]	330,459
					17,270,272
Asset-Backed Certificates/Student Loans - .1%
Navient Private Education Loan Trust, Ser. 2014-AA, Cl. A2A		2.74	2/15/2029	76,862	[b]	76,622

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Automobiles & Components - 2.0%
Ford Motor Credit Co., Sr. Unscd. Notes	2.30	2/10/2025	290,000		272,181
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	3.38	11/13/2025	300,000		286,635
General Motors Co., Sr. Unscd. Notes	5.40	10/2/2023	350,000		356,398
General Motors Financial Co., Sr. Unscd. Notes	1.70	8/18/2023	300,000		293,020
Mercedes-Benz Finance North America LLC, Gtd. Notes	0.75	3/1/2024	650,000	[b]	622,144
Volkswagen Group of America Finance LLC, Gtd. Notes	1.25	11/24/2025	500,000	[b]	454,599
				2,284,977
Banks - 8.2%
Banco Santander Mexico SA, Sr. Unscd. Notes	5.38	4/17/2025	200,000	[b]	204,322
Banco Santander SA, Sr. Unscd. Notes	1.85	3/25/2026	600,000		545,989
Bank of America Corp., Jr. Sub. Notes, Ser. JJ	5.13	6/20/2024	192,000	[d]	186,131
Bank of America Corp., Jr. Sub. Notes, Ser. X	6.25	9/5/2024	196,000	[d]	197,894
Bank of America Corp., Sr. Unscd. Notes	0.98	9/25/2025	700,000		653,574
Barclays PLC, Sr. Unscd. Notes	3.93	5/7/2025	300,000		295,440
BNP Paribas SA, Sr. Unscd. Notes	2.22	6/9/2026	325,000	[b]	303,924
BNP Paribas SA, Sub. Notes	4.38	3/1/2033	300,000	[b]	282,256
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.45	6/22/2023	650,000	[e]	633,444
Citigroup Inc., Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	600,000	[d]	559,277
Credit Agricole SA, Sub. Notes	4.38	3/17/2025	600,000		593,926
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	500,000	[b]	469,236
First-Citizens Bank & Trust Co., Sub. Notes	6.13	3/9/2028	275,000		292,365
HSBC Holdings PLC, Sr. Unscd. Notes	0.73	8/17/2024	255,000		245,251
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	280,000		278,061
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	614,000	[d]	570,776
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	425,000		425,872
KeyBank, Sr. Unscd. Notes	1.25	3/10/2023	300,000		295,882
National Bank of Canada, Gtd. Notes	0.75	8/6/2024	330,000	[e]	310,143
NatWest Group PLC, Sr. Unscd. Notes	3.88	9/12/2023	325,000		324,501
The Goldman Sachs Group Inc., Jr. Sub. Notes, Ser. T	3.80	5/10/2026	350,000	[d,e]	302,446

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Banks - 8.2% (continued)
The Goldman Sachs Group Inc., Sr. Unscd. Notes	0.93	10/21/2024	660,000		634,481
The PNC Financial Services Group Inc., Jr. Sub. Bonds, Ser. T	3.40	9/15/2026	1,000,000	[d]	822,500
				9,427,691
Chemicals - .8%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	300,000		302,328
MEGlobal Canada ULC, Gtd. Notes	5.00	5/18/2025	300,000		304,580
Nutrien Ltd., Sr. Unscd. Notes	1.90	5/13/2023	100,000		98,783
SPCM SA, Sr. Unscd. Notes	3.13	3/15/2027	250,000	[b]	213,588
				919,279
Collateralized Loan Obligations Debt - 6.8%
Antares Ltd. CLO, Ser. 2020-1A, Cl. A1R, 3 Month LIBOR +1.46%	4.24	10/23/2033	350,000	[b,c]	336,965
Arbor Realty Commercial Real Estate Notes Ltd. CLO, Ser. 2021-FL4, Cl. A, 1 Month LIBOR +1.35%	3.35	11/15/2036	365,000	[b,c]	356,582
Bain Capital Credit Ltd. CLO, Ser. 2020-3A, Cl. A1R, 3 Month LIBOR +1.16%	3.94	10/23/2034	360,000	[b,c]	350,058
Ballyrock Ltd. CLO, Ser. 2020-2A, Cl. A1R, 3 Month LIBOR +1.01%	3.72	10/20/2031	275,000	[b,c]	269,879
California Street IX LP CLO, Ser. 2012-9A, CI. AR3, 3 Month LIBOR +1.10%	3.84	7/16/2032	500,000	[b,c]	488,057
Carlyle US Ltd. CLO, Ser. 2017-1A, Cl. A1R, 3 Month LIBOR +1.00%	3.71	4/20/2031	500,000	[b,c]	489,140
Cent 21 Ltd. CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +0.97%	3.74	7/27/2030	325,000	[b,c]	319,762
Columbia Cent 30 Ltd. CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%	4.02	1/20/2034	330,000	[b,c]	323,328
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +0.97%	3.48	4/15/2031	275,000	[b,c]	270,503
Dryden 83 Ltd. CLO, Ser. 2020-83A, Cl. B, 3 Month LIBOR +1.60%	4.34	1/18/2032	600,000	[b,c]	573,900
Madison Park Funding XXVII Ltd. CLO, Ser. 2018-27A, Cl. A1A, 3 Month LIBOR +1.03%	3.74	4/20/2030	300,000	[b,c]	295,949
Madison Park Funding XXX Ltd. CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +0.75%	3.26	4/15/2029	360,972	[b,c]	354,808
Magnetite XIX Ltd. CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%	3.79	4/17/2034	325,000	[b,c]	314,972

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Collateralized Loan Obligations Debt - 6.8% (continued)
Magnetite XVII Ltd. CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%	3.81	7/20/2031	325,000	[b,c]	320,301
MF1 Ltd. CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%	3.61	10/16/2036	500,000	[b,c]	476,752
MF1 Ltd. CLO, Ser. 2022-FL8, CI. AS, 1 Month SOFR +1.75%	3.22	2/19/2037	375,000	[b,c]	354,196
Neuberger Berman Loan Advisers 40 Ltd. CLO, Ser. 2021-40A, Cl. B, 3 Month LIBOR +1.40%	4.14	4/16/2033	400,000	[b,c]	380,130
RIN IV Ltd. CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%	4.01	4/20/2033	250,000	[b,c]	244,144
Symphony XV Ltd. CLO, Ser. 2014-15A, Cl. BR3, 3 Month LIBOR +1.55%	4.29	1/17/2032	550,000	[b,c]	521,651
Symphony XXIV Ltd. CLO, Ser. 2020-24A, Cl. A, 3 Month LIBOR +1.20%	3.98	1/23/2032	300,000	[b,c]	295,310
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%	3.51	4/15/2034	350,000	[b,c]	339,362
Voya Ltd. CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%	3.57	4/15/2031	150,000	[b,c]	147,207
				7,822,956
Commercial & Professional Services - .4%
Avis Budget Car Rental LLC, Gtd. Notes	5.75	7/15/2027	500,000	[b]	478,099
Commercial Mortgage Pass-Through Certificates - 8.2%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/2036	279,054	[b]	276,942
Bank, Ser. 2020-BN25, Cl. A2	2.76	1/15/2063	335,000		323,783
BSREP Commercial Mortgage Trust, Ser. 2021-DC, Cl. C, 1 Month LIBOR +1.55%	3.55	8/15/2038	500,000	[b,c]	471,675
BX Commercial Mortgage Trust, Ser. 2021-ACNT, Cl. B, 1 Month LIBOR +1.25%	3.25	11/15/2038	500,000	[b,c]	478,530
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%	2.90	8/15/2036	450,000	[b,c]	415,975
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	3.07	12/15/2037	500,000	[b,c]	493,786
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. B, 1 Month LIBOR +1.25%	3.25	11/15/2036	675,000	[b,c]	658,864
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	3.75	6/15/2034	694,754	[b,c]	666,272

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Commercial Mortgage Pass-Through Certificates - 8.2% (continued)
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	270,000		263,939
Commercial Mortgage Trust, Ser. 2014-CR20, Cl. A3	3.33	11/10/2047	194,589		191,343
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/15/2050	480,679		468,046
GS Mortgage Securities Trust, Ser. 2019-70P, Cl. B, 1 Month LIBOR +1.32%	3.32	10/15/2036	560,000	[b,c]	541,110
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	3.00	11/15/2036	384,072	[b,c]	373,354
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C30, Cl. A4	3.55	7/15/2048	347,127		342,229
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 1A	2.28	12/22/2069	225,000	[b]	224,159
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/15/2047	345,007		340,360
Natixis Commercial Mortgage Securities Trust, Ser. 2020-2PAC, Cl. A	2.97	12/15/2038	490,000	[b]	469,182
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	1/25/2026	557,358	[b]	502,889
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	549,149	[b]	542,516
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	323,275	[b]	314,238
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C27, Cl. A4	3.19	2/15/2048	412,161		400,845
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A2	2.50	6/15/2053	300,000		287,972
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%	3.15	2/15/2040	181,804	[b,c]	175,567
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	187,577		186,981
				9,410,557
Consumer Discretionary - .8%
Hilton Worldwide Finance LLC, Gtd. Notes	4.88	4/1/2027	200,000		196,865
Lennar Corp., Gtd. Notes	4.50	4/30/2024	600,000		602,479
Marriott International Inc., Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	58,000		60,566
				859,910

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Diversified Financials - 3.8%
AerCap Global Aviation Trust, Gtd. Notes		1.75	1/30/2026	700,000		622,320
AerCap Global Aviation Trust, Gtd. Notes		2.45	10/29/2026	500,000		444,997
Air Lease Corp., Sr. Unscd. Notes		3.38	7/1/2025	625,000		603,255
Ally Financial Inc., Jr. Sub. Notes, Ser. B		4.70	5/15/2026	400,000	[d,e]	338,330
Ally Financial Inc., Sr. Unscd. Notes		3.05	6/5/2023	325,000		322,697
Capital One Financial Corp., Sub. Notes		4.20	10/29/2025	650,000		651,386
Discover Financial Services, Sr. Unscd. Notes		3.75	3/4/2025	450,000		444,316
Mamoura Diversified Global Holding Ltd., Gtd. Notes		2.50	11/7/2024	320,000		313,028
SLM Corp., Sr. Unscd. Notes		4.20	10/29/2025	635,000		617,574
					4,357,903
Energy - 4.7%
Aker BP ASA, Sr. Unscd. Notes		3.00	1/15/2025	325,000	[b]	314,684
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes		5.88	3/31/2025	585,000		602,509
Enbridge Inc., Gtd. Notes		1.60	10/4/2026	500,000		456,884
Enbridge Inc., Gtd. Notes		2.50	1/15/2025	300,000		290,696
Energy Transfer LP, Sr. Unscd. Notes		2.90	5/15/2025	500,000		480,841
EQT Corp., Sr. Unscd. Notes		3.13	5/15/2026	500,000	[b]	480,761
Marathon Petroleum Corp., Sr. Unscd. Notes		3.63	9/15/2024	300,000		298,424
MPLX LP, Sr. Unscd. Notes		3.50	12/1/2022	155,000		154,893
Occidental Petroleum Corp., Sr. Unscd. Notes		5.50	12/1/2025	310,000		317,389
Parkland Corp., Gtd. Notes		4.63	5/1/2030	1,000,000	[b]	897,015
Petroleos Mexicanos, Gtd. Notes		4.25	1/15/2025	1,000,000		954,190
Pioneer Natural Resources Co., Sr. Unscd. Notes		0.55	5/15/2023	150,000		147,009
					5,395,295
Food Products - .8%
JBS USA Food Co., Gtd. Notes		3.63	1/15/2032	325,000		272,740
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	350,000		285,037
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	260,000	[b]	212,391
Mondelez International Inc., Sr. Unscd. Notes		2.13	3/17/2024	147,000		144,211
					914,379
Foreign Governmental - .7%
Philippine, Sr. Unscd. Notes	EUR	0.37	2/3/2023	525,000		534,774
Romania, Sr. Unscd. Notes		4.88	1/22/2024	300,000		302,441
					837,215

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Health Care - 1.7%
AbbVie Inc., Sr. Unscd. Notes		3.80	3/15/2025	450,000		451,534
HCA Inc., Gtd. Notes		5.38	2/1/2025	300,000		306,517
Royalty Pharma PLC, Gtd. Notes		1.20	9/2/2025	325,000		298,994
Shire Acquisitions Investments Ireland, Gtd. Notes		3.20	9/23/2026	300,000		292,212
Tenet Healthcare Corp., Sr. Scd. Notes		4.88	1/1/2026	300,000	[b]	295,860
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/2026	331,000		299,434
					1,944,551
Industrial - .6%
General Electric Co., Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		5.16	9/15/2022	755,000	[c,d]	706,869
Insurance - 1.9%
Allianz SE, Jr. Sub. Bonds		3.20	10/30/2027	400,000	[b,d]	305,870
Berkshire Hathaway Inc., Sr. Unscd. Notes	EUR	0.41	3/12/2025	875,000		864,669
Jackson Financial Inc., Sr. Unscd. Notes		1.13	11/22/2023	410,000	[b]	396,814
Prudential Financial Inc., Jr. Sub. Notes		5.63	6/15/2043	600,000		599,289
					2,166,642
Materials - 1.6%
Ball, Gtd. Notes		5.25	7/1/2025	575,000		582,809
Berry Global Inc., Sr. Scd. Notes		1.57	1/15/2026	175,000		159,439
Crown Americas LLC, Gtd. Notes		4.75	2/1/2026	190,000		188,789
Sealed Air Corp., Sr. Scd. Notes		1.57	10/15/2026	1,075,000	[b]	956,388
					1,887,425
Media - .3%
CCO Holdings LLC, Sr. Unscd. Notes		4.25	2/1/2031	375,000	[b]	325,866
Metals & Mining - ..3%
Anglo American Capital PLC, Gtd. Notes		3.63	9/11/2024	300,000	[b]	295,350
Municipal Securities - .6%
California Health Facilities Financing Authority, Revenue Bonds		0.95	6/1/2025	300,000		281,212
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C		1.33	11/1/2025	75,000		70,328
University of Washington, Revenue Bonds, Refunding, Ser. B		0.73	4/1/2026	325,000		295,823
					647,363

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Real Estate - 3.5%
Blackstone Mortgage Trust Inc., Sr. Scd. Notes		3.75	1/15/2027	500,000	[b]	445,803
Equinix Inc., Sr. Unscd. Notes		1.00	9/15/2025	430,000		392,340
GLP Capital LP, Gtd. Notes		3.25	1/15/2032	150,000		127,467
GLP Capital LP, Gtd. Notes		5.38	4/15/2026	710,000		705,516
Healthpeak Properties Inc., Sr. Unscd. Notes		1.35	2/1/2027	515,000		460,358
SBA Tower Trust, Asset Backed Notes		1.84	4/15/2027	500,000	[b]	447,938
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	275,000	[b]	250,175
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	650,000	[b]	629,255
VICI Properties LP, Gtd. Notes		3.88	2/15/2029	293,000	[b]	267,909
WPC Eurobond BV, Gtd. Notes	EUR	1.35	4/15/2028	300,000		279,247
					4,006,008
Retailing - 1.1%
7-Eleven Inc., Sr. Unscd. Notes		0.80	2/10/2024	500,000	[b]	478,183
Autozone Inc., Sr. Unscd. Notes		3.63	4/15/2025	300,000		299,045
CK Hutchison Europe Finance 18 Ltd., Gtd. Bonds	EUR	1.25	4/13/2025	300,000		302,761
Yum! Brands Inc., Sr. Unscd. Notes		4.63	1/31/2032	149,000		141,969
					1,221,958
Semiconductors & Semiconductor Equipment - .3%
Skyworks Solutions Inc., Sr. Unscd. Notes		1.80	6/1/2026	150,000		136,050
TSMC Arizona Corp., Gtd. Notes		1.75	10/25/2026	240,000		222,526
					358,576
Supranational Bank - .6%
The African Export-Import Bank, Sr. Unscd. Notes		4.13	6/20/2024	300,000		295,098
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	350,000		350,357
					645,455
Technology Hardware & Equipment - .3%
Dell International LLC, Sr. Unscd. Notes		5.45	6/15/2023	106,000		107,183
Hewlett Packard Enterprise Co., Sr. Unscd. Notes		1.45	4/1/2024	300,000		290,508
					397,691
Telecommunication Services - .9%
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	200,000	[b]	164,006
Telefonica Emisiones SA, Gtd. Notes		4.10	3/8/2027	300,000		298,507
T-Mobile USA Inc., Gtd. Notes		2.25	2/15/2026	300,000		280,076

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Telecommunication Services - .9% (continued)
T-Mobile USA Inc., Sr. Scd. Notes	3.50	4/15/2025	300,000		296,781
				1,039,370
Transportation - .3%
Canadian Pacific Railway Co., Gtd. Notes	1.35	12/2/2024	385,000		365,797
U.S. Government Agencies Collateralized Mortgage Obligations - 1.2%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB	4.00	6/15/2024	68,249	[f]	68,603
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091 Cl. KC	3.00	8/15/2040	85,637	[f]	85,328
Federal Home Loan Mortgage Corp., REMIC, Ser. 4262, Cl. AB	2.50	1/15/2031	47,504	[f]	47,430
Federal Home Loan Mortgage Corp., REMIC, Ser. 4838, Cl. VA	4.00	3/15/2036	377,305	[f]	380,110
Federal Home Loan Mortgage Corp., REMIC, Ser. 5050, Cl. XA	1.00	7/15/2039	557,546	[f]	526,130
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	116,491	[f]	112,569
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	64,579	[f]	64,606
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP	3.00	3/25/2033	77,155	[f]	76,830
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/20/2061	5,355		5,261
				1,366,867
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	3.51	1/25/2051	53,846	[b,c,f]	50,670
U.S. Government Agencies Mortgage-Backed - .1%
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/2029			114,366	[f]	112,818
Federal National Mortgage Association:
2.00%, 3/1/2023			33,948	[f]	33,849
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			2,162		2,359
7.50%, 11/20/2029-12/20/2030			2,109		2,278
				151,304

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
U.S. Treasury Securities - 5.7%
U.S. Treasury Notes	1.13	2/28/2027	4,750,000		4,423,809
U.S. Treasury Notes	2.88	5/31/2025	2,100,000		2,101,354
				6,525,163
Utilities - 3.8%
American Electric Power Co., Jr. Sub. Notes	2.03	3/15/2024	170,000		165,489
Dominion Energy Inc., Sr. Unscd. Notes	3.90	10/1/2025	575,000		578,234
Duke Energy Corp., Sr. Unscd. Notes	2.65	9/1/2026	300,000		287,782
Edison International, Sr. Unscd. Notes	2.40	9/15/2022	350,000		349,373
Edison International, Sr. Unscd. Notes	3.13	11/15/2022	350,000		349,728
Entergy Corp., Sr. Unscd. Notes	0.90	9/15/2025	500,000		455,862
NRG Energy Inc., Sr. Scd. Notes	2.00	12/2/2025	600,000	[b]	550,679
Pacific Gas & Electric Co., First Mortgage Bonds	3.25	2/16/2024	600,000		586,110
The AES Corp., Sr. Unscd. Notes	1.38	1/15/2026	300,000		271,041
The AES Corp., Sr. Unscd. Notes	3.30	7/15/2025	300,000	[b]	286,311
Xcel Energy Inc., Sr. Unscd. Notes	1.75	3/15/2027	500,000		457,838
				4,338,447
Total Bonds and Notes (cost $103,691,186)			98,407,489
	Annualized Yield (%)
Short-Term Investments - 3.9%
U.S. Government Securities
U.S. Treasury Bills	1.98	9/1/2022	2,600,000	[g]	2,595,254
U.S. Treasury Bills	1.92	8/18/2022	1,920,000	[g]	1,918,135
Total Short-Term Investments (cost $4,517,972)			4,513,389
	1-Day Yield (%)		Shares
Investment Companies - 8.7%
Registered Investment Companies - 8.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,970,569)	2.21		9,970,569	[h]	9,970,569

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,545,600)	2.21	1,545,600	[h] 1,545,600
Total Investments (cost $119,725,327)		99.9%	114,437,047
Cash and Receivables (Net)		0.1%	101,363
Net Assets		100.0%	114,538,410

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

CAD—Canadian Dollar

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities were valued at $42,542,773 or 37.14% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At July 31, 2022, the value of the fund’s securities on loan was $1,506,401 and the value of the collateral was $1,545,600. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Asset Backed Securities	22.8
Financial	17.4
Government	11.5
Investment Companies	10.1
Mortgage Securities	9.6
Collateralized Loan Obligations	6.8
Energy	4.7
Consumer, Cyclical	3.8
Utilities	3.8
Industrial	3.3
Consumer, Non-cyclical	3.1
Communications	1.2
Basic Materials	1.1
Technology	.7
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 7/31/2021	Purchases ($)†	Sales ($)	Value ($) 7/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 8.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 8.7%	6,590,395	66,683,854	(63,303,680)	9,970,569	16,495
Investment of Cash Collateral for Securities Loaned - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.4%	2,459,789	63,737,616	(64,651,805)	1,545,600	7,683	††
Total - 10.1%	9,050,184	130,421,470	(127,955,485)	11,516,169	24,178

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	83	9/30/2022	17,482,654	17,468,258	(14,396)
U.S. Treasury 5 Year Notes	94	9/30/2022	10,512,051	10,690,297	178,246
Futures Short
Euro-Bobl	12	9/8/2022	1,541,772[a]	1,568,274	(26,502)
U.S. Treasury 10 Year Notes	22	9/21/2022	2,622,259	2,665,094	(42,835)
Ultra 10 Year U.S. Treasury Notes	9	9/21/2022	1,154,811	1,181,250	(26,439)
Gross Unrealized Appreciation				178,246
Gross Unrealized Depreciation				(110,172)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	2,023,977	Euro	1,972,112	8/4/2022	7,556
HSBC
United States Dollar	2,548,041	Canadian Dollar	3,328,650	8/4/2022	(51,306)
United States Dollar	674,283	Euro	657,371	8/4/2022	2,143
Gross Unrealized Appreciation					9,699
Gross Unrealized Depreciation					(51,306)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,506,401)—Note 1(c):
Unaffiliated issuers	108,209,158	102,920,878
Affiliated issuers	11,516,169	11,516,169
Cash		11,091
Cash denominated in foreign currency	838,101	844,031
Cash collateral held by broker—Note 4		481,271
Dividends, interest and securities lending income receivable		461,318
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		9,699
Receivable for shares of Common Stock subscribed		8,531
Tax reclaim receivable—Note 1(b)		1,225
Prepaid expenses		65,347
		116,319,560
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		5,125
Liability for securities on loan—Note 1(c)		1,545,600
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		51,306
Payable for shares of Common Stock redeemed		24,909
Payable for futures variation margin—Note 4		13,153
Directors’ fees and expenses payable		3,124
Other accrued expenses		137,933
		1,781,150
Net Assets ($)		114,538,410
Composition of Net Assets ($):
Paid-in capital		131,388,072
Total distributable earnings (loss)		(16,849,662)
Net Assets ($)		114,538,410

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	1,655,192	106,860,838	5,972,528	49,852
Shares Outstanding	171,614	11,077,048	618,530	5,165
Net Asset Value Per Share ($)	9.64	9.65	9.66	9.65

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended July 31, 2022

Investment Income ($):
Income:
Interest (net of $723 foreign taxes withheld at source)	2,521,459
Dividends from affiliated issuers	16,495
Income from securities lending—Note 1(c)	7,683
Total Income	2,545,637
Expenses:
Management fee—Note 3(a)	565,092
Shareholder servicing costs—Note 3(b)	625,094
Professional fees	183,281
Registration fees	60,206
Prospectus and shareholders’ reports	20,863
Chief Compliance Officer fees—Note 3(b)	19,996
Directors’ fees and expenses—Note 3(c)	10,539
Custodian fees—Note 3(b)	9,499
Loan commitment fees—Note 2	2,339
Miscellaneous	71,992
Total Expenses	1,568,901
Less—reduction in expenses due to undertaking—Note 3(a)	(778,309)
Net Expenses	790,592
Net Investment Income	1,755,045
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,046,646)
Net realized gain (loss) on futures	(316,567)
Net realized gain (loss) on forward foreign currency exchange contracts	474,647
Net realized gain (loss) on swap agreements	(142,535)
Net Realized Gain (Loss)	(1,031,101)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,674,444)
Net change in unrealized appreciation (depreciation) on futures	257,181
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	69,907
Net change in unrealized appreciation (depreciation) on swap agreements	8,440
Net Change in Unrealized Appreciation (Depreciation)	(7,338,916)
Net Realized and Unrealized Gain (Loss) on Investments	(8,370,017)
Net (Decrease) in Net Assets Resulting from Operations	(6,614,972)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2022[a]	2021
Operations ($):
Net investment income	1,755,045	2,007,504
Net realized gain (loss) on investments	(1,031,101)	2,190,128
Net change in unrealized appreciation (depreciation) on investments	(7,338,916)	(1,832,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,614,972)	2,364,918
Distributions ($):
Distributions to shareholders:
Class A	(4,277)	-
Class D	(2,113,684)	(2,685,487)
Class I	(17,145)	-
Class Y	(195)	-
Class P	-	(10,186)
Total Distributions	(2,135,301)	(2,695,673)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,651,246	-
Class D	18,550,198	21,736,270
Class I	6,563,996	-
Class Y	50,000	-
Class P	-	899,986
Distributions reinvested:
Class A	4,109	-
Class D	1,930,166	2,480,501
Class I	16,943	-
Class P	1,989	10,186
Cost of shares redeemed:
Class A	(549)	-
Class D	(36,259,329)	(22,370,380)
Class I	(619,284)	-
Class P	(316,713)	(604,908)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,427,228)	2,151,655
Total Increase (Decrease) in Net Assets	(17,177,501)	1,820,900
Net Assets ($):
Beginning of Period	131,715,911	129,895,011
End of Period	114,538,410	131,715,911

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2022[a]	2021
Capital Share Transactions (Shares):
Class A
Shares sold	171,244	-
Shares issued for distributions reinvested	427	-
Shares redeemed	(57)	-
Net Increase (Decrease) in Shares Outstanding	171,614	-
Class Db
Shares sold	1,848,040	2,095,408
Shares issued for distributions reinvested	192,838	239,111
Shares redeemed	(3,654,073)	(2,155,570)
Net Increase (Decrease) in Shares Outstanding	(1,613,195)	178,949
Class Ib
Shares sold	681,490	-
Shares issued for distributions reinvested	1,763	-
Shares redeemed	(64,723)	-
Net Increase (Decrease) in Shares Outstanding	618,530	-
Class Y
Shares sold	5,165	-
Class Pb
Shares sold	-	86,455
Shares issued for distributions reinvested	194	980
Shares redeemed	(31,088)	(58,342)
Net Increase (Decrease) in Shares Outstanding	(30,894)	29,093

[a]

On May 6, 2022, the fund commenced offering Class A, Class I and Class Y shares and Class P shares converted into Class D shares, Class P shares of the fund were terminated as a separate class of shares.

[b]

During the period ended July 31, 2022, 7,803 Class D shares representing $74,906 were exchanged for 7,795 Class I shares and 1,932 Class P shares representing $18,730 were exchanged for 1,937 Class D shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	For the period ended
July 31, 2022[a]
Per Share Data ($):
Net asset value, beginning of period	9.67
Investment Operations:
Net investment (loss)[b]	(.00)[c]
Net realized and unrealized gain (loss) on investments	.00[c]
Total from Investment Operations	.00[c]
Distributions:
Dividends from net investment income	(.03)
Net asset value, end of period	9.64
Total Return (%)[d]	.13[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[f]
Ratio of net expenses to average net assets	.65[f]
Ratio of net investment income to average net assets	.(20)[f]
Portfolio Turnover Rate	43.43
Net Assets, end of period ($ x 1,000)	1,655

a From May 6, 2022 (commencement of initial offering) to July 31, 2022.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class D Shares	Year Ended July 31,
	2022[a]	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.35	10.38	10.16	10.10	10.39
Investment Operations:
Net investment income[b]	.14	.16	.22	.25	.17
Net realized and unrealized gain (loss) on investments	(.67)	.02	.25	.10	(.23)
Total from Investment Operations	(.53)	.18	.47	.35	(.06)
Distributions:
Dividends from net investment income	(.16)	(.19)	(.25)	(.21)	(.19)
Dividends from net realized gain on investments	(.01)	(.02)	-	(.08)	(.04)
Total Distributions	(.17)	(.21)	(.25)	(.29)	(.23)
Net asset value, end of period	9.65	10.35	10.38	10.16	10.10
Total Return (%)	(5.15)	1.78	4.66	3.53	(.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.19	1.16	1.07	1.05
Ratio of net expenses to average net assets	.64	.65	.65	.65	.65
Ratio of net investment income to average net assets	1.43	1.53	2.18	2.48	1.70
Portfolio Turnover Rate	43.43	127.20[c]	98.18[c]	143.61	134.82
Net Assets, end of period ($ x 1,000)	106,861	131,395	129,876	137,065	141,674

a Effective May 6, 2022, Class P shares converted into Class D shares, terminate Class P shares as a separate class of shares.

b Based on average shares outstanding.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended July 31, 2021 and 2020 were 112.23% and 84.31%, respectively.

See notes to financial statements.

Class I Shares	For the period ended
July 31, 2022[a]
Per Share Data ($):
Net asset value, beginning of period	9.67
Investment Operations:
Net investment income[b]	.00[c]
Net realized and unrealized gain (loss) on investments	.03
Total from Investment Operations	.03
Distributions:
Dividends from net investment income	(.04)
Net asset value, end of period	9.66
Total Return (%)	.29[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[e]
Ratio of net expenses to average net assets	.40[e]
Ratio of net investment income to average net assets	.20[e]
Portfolio Turnover Rate	43.43
Net Assets, end of period ($ x 1,000)	5,973

a From May 6, 2022 (commencement of initial offering) to July 31, 2022.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	For the period ended
July 31, 2022[a]
Per Share Data ($):
Net asset value, beginning of period	9.67
Investment Operations:
Net investment income[b]	.01
Net realized and unrealized gain (loss) on investments	.01
Total from Investment Operations	.02
Distributions:
Dividends from net investment income	(.04)
Net asset value, end of period	9.65
Total Return (%)	.19[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]
Ratio of net expenses to average net assets	.40[d]
Ratio of net investment income to average net assets	.58[d]
Portfolio Turnover Rate	43.43
Net Assets, end of period ($ x 1,000)	50

a From May 6, 2022 (commencement of initial offering) to July 31, 2022.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Income Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VII, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-adviser pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

On May 6, 2022 (the “Reorganization Date”), Class P shares of the fund were converted to Class D shares, Class P shares of the fund were terminated as a separate class of shares, and the fund commenced offering Class A, Class I and Class Y shares as new share classes. The fund’s authorized shares increased from 800 million to 2 billion and 500 million Class A shares, 500 million Class I shares and 500 million Class Y shares were authorized. As of the Reorganization Date, the Company’s name was changed from “BNY Mellon Investment Grade Funds, Inc.” to “BNY Mellon Investment Funds VII, Inc.”.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class D shares are sold at net asset value per share generally to institutional

NOTES TO FINANCIAL STATEMENTS (continued)

investors and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of July 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”) and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market

NOTES TO FINANCIAL STATEMENTS (continued)

conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	26,169,178	-	26,169,178

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Collateralized Loan Obligations	-	7,822,956	-	7,822,956
Commercial Mortgage-Backed	-	9,410,557	-	9,410,557
Corporate Bonds	-	45,426,216	-	45,426,216
Foreign Governmental	-	837,215	-	837,215
Investment Companies	11,516,169	-	-	11,516,169
Municipal Securities	-	647,363	-	647,363
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,366,867	-	1,366,867
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	50,670	-	50,670
U.S. Government Agencies Mortgage-Backed	-	151,304	-	151,304
U.S. Treasury Securities	-	11,038,552	-	11,038,552
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	9,699	-	9,699
Futures††	178,246	-	-	178,246
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(51,306)	-	(51,306)
Futures††	(110,172)	-	-	(110,172)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of July 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2022, BNY Mellon earned $1,046 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities

NOTES TO FINANCIAL STATEMENTS (continued)

ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $69,976, accumulated capital and other losses $11,107,108 and unrealized depreciation $5,812,530.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2022. The fund has $4,432,020 of short-term capital losses and $6,657,528 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2022 and July 31, 2021 were as follows: ordinary income $2,135,301 and $2,695,673, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain

NOTES TO FINANCIAL STATEMENTS (continued)

reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. Effective on the Reorganization Date, the management agreement between the fund and the Adviser was amended to reflect a reduction in the management fee payable by the fund to the Adviser from an annual rate of .50% to an annual rate of .30% of the value of the fund’s average daily net assets. The Adviser had contractually agreed, from August 1, 2021 through May 5, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .45% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from May 6, 2022 through

December 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expenses described above) exceed .40% of the value of the fund’s average daily net assets. On or after December 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $778,309 during the period ended July 31, 2022.

As of the Effective Date, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser paid the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets. As of the Reorganization Date, the sub-advisory agreement between the Adviser and the Sub-Adviser was amended to reduce the sub-advisory fee payable by the Adviser to the Sub-Adviser from an annual rate of .24% to an annual rate of .15% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A shares and .20% of the value of the average daily net assets of Class D shares for the provision of certain services. The fund had paid the Distributor an annual rate of .25% of the value of the average daily net assets of Class P shares and as of the Reorganization Date, the Shareholder Services Plan for Class P shares was terminated. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2022, Class A, Class D and Class P shares were charged $790, $244,920 and $284, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2022, the fund was charged $58,587 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2022, the fund was charged $9,499 pursuant to the custody agreement.

The fund compensates the Custodian under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2022, the fund was charged $3,219 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2022, the fund was charged $19,996 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $29,020, Shareholder Services Plan fees of $18,395, Custodian fees of $3,200, Chief Compliance Officer fees of $8,324 and Transfer Agent fees of $9,537, which are offset against an expense reimbursement currently in effect in the amount of $63,351.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, forward contracts and swap agreements, during the period ended July 31, 2022, amounted to $50,102,091 and $69,761,719, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2022 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract

NOTES TO FINANCIAL STATEMENTS (continued)

decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2022 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2022, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	178,246	[1]	Interest rate risk	(110,172)	[1]
Foreign exchange risk	9,699	[2]	Foreign exchange risk	(51,306)	[2]
Gross fair value of derivative contracts	187,945			(161,478)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Swap Agreements	[3]	Total
Interest rate	(316,567)		-		-		(316,567)
Foreign exchange	-		474,647		-		474,647
Credit	-		-		(142,535)		(142,535)
Total	(316,567)		474,647		(142,535)		15,545

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Forward Contracts	[5]	Swap Agreements	[6]	Total
Interest rate	257,181		-		-		257,181
Foreign exchange	-		69,907		-		69,907
Credit	-		-		8,440		8,440
Total	257,181		69,907		8,440		335,528

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net realized gain (loss) on swap agreements.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[6]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	178,246	(110,172)
Forward contracts	9,699	(51,306)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	187,945	(161,478)
Derivatives not subject to
Master Agreements	(178,246)	110,172
Total gross amount of assets
and liabilities subject to
Master Agreements	9,699	(51,306)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	7,556		-	-	7,556
HSBC	2,143		(2,143)	-	-
Total	9,699		(2,143)	-	7,556

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
HSBC	(51,306)		2,143	-	(49,163)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2022:

Average Market Value ($)
Interest rate futures	26,898,225
Forward contracts	6,864,659

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2022:

NOTES TO FINANCIAL STATEMENTS (continued)

Average Notional Value ($)
Credit default swap agreements	1,724,231

At July 31, 2022, the cost of investments for federal income tax purposes was $120,255,452; accordingly, accumulated net unrealized depreciation on investments was $5,818,405, consisting of $350,514 gross unrealized appreciation and $6,168,919 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Short Term Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Income Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Funds VII, Inc.), including the statement of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VII, Inc.) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 73.68% of ordinary income dividends paid during the fiscal year ended July 31, 2022 as qualifying “interest related dividends.” Also, the fund hereby reports $.0074 per share as a short-term capital gain distribution paid on December 2, 2021.

INFORMATION ABOUT THE APPROVAL OF THE FUND'S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 25, 2022 (the “February Meeting”), the Board considered the approval of an amendment of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”, and together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Adviser proposed to amend the Management Agreement to reduce the management fee payable by the fund from an annual rate of .50% to an annual rate of .30% of the value of the fund’s average daily net assets, and to amend the Sub-Advisory Agreement to reduce the fee payable by the Adviser to Sub-Adviser from an annual rate of .24% to an annual rate of .15% of the value of the fund’s average daily net assets, effective May 6, 2022. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. Since the Board had considered and renewed the Management Agreement at a Board meeting held on August 3-4, 2021 (the “August Meeting”) and, other than as discussed below, there had been no material changes in the information presented at the August Meeting, the Board addressed certain relevant considerations by reference to the Board’s considerations and determinations at the August Meeting. In considering the amendment of the Management Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund, noting that there had been no material changes in this information since the August Meeting. Representatives of the Adviser stated, and the Board considered, that the Adviser would continue to provide research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting, and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered that the Adviser stated that there will be no diminution of the nature, extent or quality of the services provided to the fund pursuant to the Agreements, as proposed to be amended, by the Adviser or the Sub-Adviser or their affiliates.

INFORMATION ABOUT THE APPROVAL OF THE FUND'S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Adviser referred to information reviewed at the August Meeting comparing the fund’s performance with the performance of a group of comparable funds.

The Adviser also referred the Board to reports provided at the August Meeting prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class D shares with the performance of a group of retail no-load short investment-grade debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional short investment-grade debt funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load short investment-grade debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

At the August Meeting, the Board discussed with representatives of the Adviser the results of the comparisons and determined that it was satisfied with the fund’s performance. In addition, at the August Meeting, the Board considered that the fund’s contractual management fee at the time was higher than the Expense Group median contractual management fee and the Expense Universe median actual management fee, and that the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses. At the February Meeting, the Board considered that the fund’s contractual management fee, as proposed to be amended, was lower than the Expense Group median contractual management fee and the Expense Universe actual management fee median.

At the February Meeting, the Adviser contractually agreed, until December 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .40%. As a result, the Board noted that the fund’s total expenses would have been lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Also at the August Meeting, the Adviser noted to the Board that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to the Adviser from acting as investment adviser pursuant to the Management Agreement at the August Meeting. Representatives of the Adviser noted that the amendment of the Management

Agreement could result in a reduction in the Adviser’s fee (and therefore negatively impacting profitability and any potential economies of scale) and that any potential benefits would not change materially as a result of the amendment from those considered at the August Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the amendment of the Agreements. Based on the discussions and considerations as described above, including the Adviser’s statement that there will be no diminution of the nature, extent or quality of the services provided to the fund, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser would continue to be adequate and appropriate.

• The Board concluded that the fees to be paid to the Adviser and Sub-Adviser, as proposed to be reduced, were appropriate under the circumstances and in light of the factors and the totality of the services provided as previously considered, as discussed above.

In evaluating the Agreements, at the August Meeting and/or in connection with the consideration of the amendment of the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Management Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to approve the amendments to the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (70)
Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (66)
Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 36

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (75)
Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (79)
Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (58)
Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Roslyn M. Watson (72)
Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)
Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

Tamara Belinfanti (47)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Short Term Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A:BYSAX Class D:DSTIX Class I:BYSIX Class Y:BYSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0083AR0722

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2021 and $42,156 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,729 in 2021 and $22,131 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,704 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $8,158 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $925 in 2021 and $1,933 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,609,997 in 2021 and $2,313,479 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VII, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: September 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: September 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: September 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)